UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 3

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2008

MED-X SYSTEMS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-33107	76-0238783
(Commission File Number)	(IRS Employer Identification No.)

2 West 46th Street, 2nd Floor
New York, NY 10036
 (Address of Principal Executive Offices, Zip Code)

212 653 8940
(Registrant's Telephone Number, Including Area Code)

_______________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

On April 30, 2008 Med-X Systems, Inc. (the “Registrant”) filed Amendment No. 2 to its Current Report on Form 8-K (“Amendment No. 2”), to report changes in its certifying accountants.  In Amendment No. 2 the Registrant reported, among other things, that it had provided Thomas Leger & Co. L.L.P. (“Thomas Leger”), the Registrant’s independent accountant until January 7, 2008, with a copy of Amendment No. 2 and requested that Thomas Leger furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether Thomas Leger agrees with the statements made in Amendment No. 2 and, if not, stating the respects in which it does not agree.

Thomas Leger’s letter, which was unavailable at the time Amendment No. 2 was filed, is attached as Exhibit 16.5 to this Amendment No. 3 to the Registrant’s Current Report on Form 8-K.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

16.5	Letter, dated May 2, 2008, from Thomas Leger & Co., L.L.P. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MED-X SYSTEMS, INC.

By:	/s/ Alan Moadel
Name:	Alan Moadel
Title:	Chief Executive Officer, Principal
Financial and Accounting Officer

Date:  May 5, 2008